UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 23, 2019

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 annual meeting of shareholders of Nelnet, Inc. (the "Company") held on May 23, 2019 (the "Annual Meeting"), the shareholder voting results of which are reported below under Item 5.07 of this report, the Company's shareholders approved a new Executive Officers Incentive Compensation Plan. The new Executive Officers Incentive Compensation Plan was previously approved by the Company's Board of Directors, subject to shareholder approval.

In summary, the new Executive Officers Incentive Compensation Plan is intended to provide the Company's executive officers with opportunities to earn performance-based compensation that aligns their interests with the interests of shareholders, based on certain performance criteria and goals that may be established by the Compensation Committee of the Board of Directors. The new Executive Officers Incentive Compensation Plan plan replaces the previous shareholder-approved Executive Officers Incentive Compensation Plan, which expired pursuant to its terms on January 1, 2019 and was designed so that compensation under that plan could qualify for the previous "performance based compensation" exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code, which exemption was repealed under the Tax Cuts and Jobs Act which became effective on January 1, 2018. The new Executive Officers Incentive Compensation Plan is similar to the previous plan, except that it removes certain references and specific requirements applicable to the previous "performance based compensation" framework under Section 162(m), and thus is more flexible than the previous plan. The new Executive Officers Incentive Compensation Plan is effective as of January 1, 2019 and is administered by the Compensation Committee, which will select those executive officers who will be eligible for incentive compensation awards, determine the performance criteria and goals to which awards will be subject, and determine the payability of awards upon the attainment of performance goals.

Additional information about the new Executive Officers Incentive Compensation Plan can be found in the Company's definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on April 12, 2019. The foregoing summary is qualified in its entirety by reference to the complete text of the new Executive Officers Incentive Compensation Plan, a copy of which is filed with this report as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below under Item 5.07 of this report, at the Company's Annual Meeting, the Company's shareholders approved an amendment to the Company’s articles of incorporation (the “Articles of Incorporation”). As a result, on May 23, 2019, the Company filed Articles of Amendment to Third Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Nebraska Secretary of State, pursuant to which the approved amendment (the “Amendment”) to the first paragraph of Section 4.6 of the Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock (“Class B Shares”), with ten votes per share, without conversion into Class A common stock (“Class A Shares”), with one vote per share, became effective.
In summary, the Amendment made changes to the description of eligible trust beneficiaries, in part utilizing a uniform law “qualified beneficiary” term, in order to simplify and clarify the requirements for beneficiaries of trusts to which transfers of Class B Shares may be made without automatic conversion of such Class B Shares into Class A Shares, and thereby facilitate the use of customary estate planning trusts by holders of Class B Shares who do not intend for such shares to be converted, without inordinate time required of the Company in reviewing such trusts to determine the proper classification of such shares upon transfer to such trusts under the prior provisions of the Articles of Incorporation. The Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 12, 2019 included under the description of the Amendment a marked version of the first paragraph of Section 4.6 of the Articles of Incorporation to show the Amendment in strikethrough and underlined text.
The above description of the Amendment is qualified in its entirety by reference to the complete text of the amended provisions contained in the Articles of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2019 annual meeting of shareholders on May 23, 2019. At the meeting, the following proposals were submitted to a vote of our shareholders, with the voting results indicated below:

Proposal 1: Election of Directors. Our shareholders elected the following three Class II directors to hold office until the 2022 annual meeting of shareholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
James P. Abel	136,998,796	349,068	11,020	2,651,245
William R. Cintani	136,132,442	1,215,422	11,020	2,651,245
Kimberly K. Rath	132,216,790	5,130,983	11,111	2,651,245

Proposal 2: Ratification of the appointment of KPMG LLP. Our shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
139,649,373	351,421	9,335	—

Proposal 3: Advisory vote on executive compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers as disclosed in the proxy statement for the annual meeting.

For	Against	Abstain	Broker Non-Votes
137,166,320	84,888	107,676	2,651,245

Proposal 4: Approval of a new Executive Officers Incentive Compensation Plan. Our shareholders approved a new Executive Officers Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
132,360,269	4,889,088	109,527	2,651,245

Proposal 5: Approval of an amendment to the Articles of Incorporation. Our shareholders approved an amendment to the Company's Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock, with ten votes per share, without conversion into Class A common stock, with one vote per share.

For	Against	Abstain	Broker Non-Votes
128,018,029	9,286,403	54,452	2,651,245

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Articles of Amendment to Third Amended and Restated Articles of Incorporation of Nelnet, Inc.
10.1	Nelnet, Inc. Executive Officers Incentive Compensation Plan, effective as of January 1, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 23, 2019
NELNET, INC.
By: /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer